UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11893	95-3679695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strada Regina 44, Bioggio, Switzerland CH-6934
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +41 91 809 5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2024 annual meeting of shareholders (the “Annual Meeting”) of Guess?, Inc. (the “Company”) held on May 31, 2024, the Company’s shareholders approved an amendment and restatement of the Guess?, Inc. 2004 Equity Incentive Plan, as amended (the “2004 Plan”). The amendment and restatement of the 2004 Plan increased the aggregate number of shares of the Company’s common stock available for award grants under the 2004 Plan by 3,890,000 shares (from 29,780,000 shares to 33,670,000 shares). The foregoing summary of the amendment and restatement of the 2004 Plan is qualified in its entirety by reference to the text of the amended and restated 2004 Plan filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s shareholders approved an amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation to provide for officer exculpation and update the indemnification and advancement provisions therein. The Certificate of Amendment was previously approved by the Board of Directors, subject to shareholder approval, and became effective upon filing with the Delaware Secretary of State on June 3, 2024.
The foregoing description is a summary of the changes effected by the adoption of the Certificate of Amendment, which is qualified in its entirety by reference to the Certificate of Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 31, 2024, the Company held the Annual Meeting. As of April 5, 2024, the record date for the Annual Meeting (the “Record Date”), there were a total of 53,462,783 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 50,686,873 shares were represented in person or by proxy and, therefore, a quorum was present.
At the Annual Meeting, the shareholders of the Company voted on the following matters:
•The election of seven directors to serve on the Company’s Board of Directors. Carlos Alberini, Thomas J. Barrack Jr., Anthony Chidoni, Paul Marciano, Elsa Michael, Deborah Weinswig and Alex Yemenidjian were nominated to serve as directors.
•An advisory vote to approve the compensation of the Company’s named executive officers.
•The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2025.
•An approval of the amended and restated 2004 Equity Incentive Plan, including to increase by 3,890,000 shares the number of shares of common stock of the Company available for issuance under the plan.
•An approval of an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation and update the indemnification and advancement provisions therein.
On May 31, 2024, First Coast Results, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”), issued its final report, which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.
The results of the voting were as follows:
1. With respect to the election of seven directors to serve on the Company’s Board of Directors as described above:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Carlos Alberini	46,078,919	663,624	3,944,327
Thomas J. Barrack, Jr.	46,024,255	725,130	3,937,487
Anthony Chidoni	43,908,335	2,834,210	3,944,327
Paul Marciano	45,856,833	885,713	3,944,327
Elsa Michael	42,446,350	4,296,196	3,944,327
Deborah Weinswig	46,480,662	268,723	3,937,487
Alex Yemenidjian	44,977,712	1,764,834	3,944,327

Based on the vote results set forth above, each of the director nominees was duly elected to hold office for a one-year term and until their respective successors are duly elected and qualified.

2. With respect to the advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,297,915	7,427,620	23,849	3,937,489

Based on the vote results set forth above, the advisory vote on the compensation of the Company’s named executive officers was approved.

3. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2025:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
50,177,806	495,093	13,974	—

Based on the vote results set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2025 was duly ratified.

4. With respect to the approval of the amended and restated 2004 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,456,429	1,274,672	18,283	3,937,489

Based on the vote results set forth above, the amended and restated 2004 Equity Incentive Plan was approved.

5. With respect to amending the Company’s Restated Certificate of Incorporation to provide for officer exculpation and update the indemnification and advancement provisions therein:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,271,362	9,456,976	21,045	3,937,489

Based on the votes set forth above, the amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation and update the indemnification and advancement provisions therein was approved.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, dated June 3, 2024, to the Restated Certificate of Incorporation of Guess?, Inc.

10.1	Guess?, Inc. 2004 Equity Incentive Plan (Amended and Restated as of April 10, 2024).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUESS?, INC.

Dated:	June 4, 2024	By:	/s/ Carlos Alberini
Carlos Alberini Chief Executive Officer

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